Exhibit 10.23

Second Amendment to Credit Agreement

SECOND AMENDMENT (this “Amendment”), dated as of March 9, 2004, among DIRECTV HOLDINGS LLC, a Delaware limited liability company (the “Borrower”), the Lenders from time to time party to the Credit Agreement referred to below (the “Lenders”), DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent (the “Administrative Agent”) and BANK OF AMERICA, N.A., as Syndication Agent (the “Syndication Agent”, and together with the Administrative Agent, the “Agents”). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement.

Witnesseth:

WHEREAS, the Borrower, the Lenders and the Agents are parties to a Credit Agreement, dated as of March 6, 2003 (as amended, modified or supplemented from time to time to, but not including, the date hereof, the “Credit Agreement”); and

WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto wish to amend or otherwise modify certain provisions of the Credit Agreement as herein provided;

NOW, THEREFORE, IT IS AGREED:

I.	Amendments to Credit Agreement.

1. Section 1.01 of the Credit Agreement is hereby amended by inserting the following new text at the end of said Section:

“(f) (A) On the Second Amendment Effective Date, all outstanding B-1 Term Loans of each Lender that has theretofore executed and delivered a counterpart of the Second Amendment to the Administrative Agent in accordance with the terms thereof (each such Lender, a “B-1 Consenting Lender” and, collectively, the “B-1 Consenting Lenders”) shall be automatically converted (the “B-1 Term Loan Conversion”) into new term loans hereunder (each such term loan, a “Converted B-2 Term Loan” and, collectively, the “Converted B-2 Term Loans”). On or after the Second Amendment Effective Date, each B-1 Consenting Lender which holds a B Term Note shall be entitled to surrender such B-1 Term Note to the Borrower against delivery of a B-2 Term Note completed in conformity with Section 1.05; provided that if any such B-1 Term Note is not so surrendered then from and after the Second Amendment Effective Date such B-1 Term Note shall be deemed to evidence the Converted B-2 Term Loans into which the B-1 Term Loans theretofore evidenced by such B-1 Term Note have been converted. Subject to and upon the terms and conditions set forth herein, each Lender with a B-2 Term Loan Commitment severally agrees to make a term loan or term loans (each, an “Additional B-2 Term Loan” and, collectively, the “Additional B-2 Term Loans”, and, together with the Converted B-2 Term Loans, the “B-2 Term Loans”) to the Borrower, which Additional B-2 Term Loans shall be incurred pursuant to a single drawing on the Second Amendment Effective Date. All B-2 Term Loans (i) shall be denominated in Dollars, (ii) except as hereinafter provided, shall, at the option of the Borrower, be incurred and maintained as, and/or converted into, Base Rate Loans or Eurodollar Loans, provided that except as otherwise specifically provided in Section 1.10(b), all B-2 Term Loans comprising the same Borrowing shall at all times be of the same Type, and (iii) shall be made by each such Lender in that aggregate principal amount which equals the B-2 Term Loan Commitment of such Lender on the Second Amendment Effective Date. Once repaid, B-2 Term Loans may not be reborrowed. Notwithstanding anything to the contrary contained in this Agreement (including, without limitation, in Section 4.02), the proceeds of the Additional B-2 Term Loans shall be immediately applied by the Borrower to repay all outstanding B-1 Term Loans of B-1 Non-Consenting Lenders (if any) on the Second Amendment Effective Date.

(B)(i) Each Borrowing of B-1 Term Loans existing on the Second Amendment Effective Date immediately prior to the B-1 Term Loan Conversion and maintained as Eurodollar Loans (each, an “Existing B-1 Term Loan Borrowing”) shall, upon the occurrence of the B-1 Term Loan Conversion, be deemed to be a new Borrowing of B-2 Term Loans for all purposes of this Agreement, (ii) each such newly-deemed Borrowing of B-2 Term Loans shall be subject to the same Interest Period (and Eurodollar Rate) as the Existing B-1 Term Loan Borrowing to which it relates, (iii) Additional B-2 Term Loans shall be initially incurred pursuant to a single Borrowing of Eurodollar Loans which shall be added to (and thereafter be deemed to constitute a part of) each such newly-deemed Borrowing of B-2 Term Loans on a pro rata basis (based on the relative sizes of the various such newly-deemed Borrowings of B-2 Term Loans) and (iv) in connection with the B-1 Term Loan Conversion and the incurrence of Additional B-2 Term Loans pursuant to Section 1.01(f), the Administrative Agent shall (and is hereby authorized to) take all appropriate actions to ensure that all Lenders with outstanding B-2 Term Loans (after giving effect to the B-1 Term Loan Conversion and the incurrence of Additional B-2 Term Loans pursuant to Section 1.01(f)(A)) participate in each newly-deemed Borrowing of B-2 Term Loans on a pro rata basis.

(C) In connection with the B-1 Term Loan Conversion and the incurrence of Additional B-2 Term Loans pursuant to Section 1.01(f)(A), the Lenders and the Borrower hereby agree that, notwithstanding anything to the contrary contained in this Agreement, (i) if requested by any Lender making Additional B-2 Term Loans which “match funds”, the Borrower shall pay to such Lender such amounts necessary, as reasonably determined by such Lender, to compensate such Lender for making such Additional B-2 Term Loans in the middle of an existing Interest Period (rather than at the beginning of the respective Interest Period, based upon the rates then applicable thereto) and (ii) the Borrower shall be obligated to pay to the respective Lenders breakage or other costs of the type referred to in Section 1.11 (if any) incurred in connection with the B-1 Term Loan Conversion and/or the actions taken pursuant to preceding clause (B) of this Section 1.01(f).”.

2. Section 1.03 of the Credit Agreement is hereby amended by inserting the text “, B-2 Term Loans” immediately after the text “B-1 Term Loans” appearing in said Section.

3. Section 1.05(a) of the Credit Agreement is hereby amended by deleting the word “and” appearing at the end of clause (iv) of said Section, inserting a comma in lieu thereof and inserting the following text immediately before the period appearing at the end of said Section:

“and (vi) in the case of B-2 Term Loans, by a promissory note duly executed and delivered by the Borrower substantially in the form of Exhibit B-6, with blanks appropriately completed (each a “B-2 Term Note” and, collectively, the “B-2 Term Notes”)”.

4. Section 1.07 of the Credit Agreement is hereby amended by inserting the text “, B-2 Term Loan Commitments” immediately after the text “B-1 Term Loan Commitments” appearing in said Section.

5. Section 1.09(vii) of the Credit Agreement is hereby amended by inserting the text “, B-2 Term Loans” immediately after each appearance of the text “B-1 Term Loans” in said Section.

6. Section 3.03 of the Credit Agreement is hereby amended by (i) redesignating clauses (g) and (h) of said Section as clauses (h) and (i), respectively, (ii) inserting the following new clause (g) immediately following clause (f) of said Section:

“(g) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, the Total B-2 Term Loan Commitment (and the B-2 Term Loan Commitment of each Lender with such a Commitment) shall terminate in its entirety on the Second Amendment Effective Date (after giving effect to the incurrence of B-2 Term Loans on such date).”,

(iii) inserting the text “, the Total B-2 Term Loan Commitment” immediately after the text “Total B-1 Term Loan Commitment” appearing in clause (i) of said Section (as redesignated pursuant to clause (i) above) and (iv) inserting the text “, the B-2 Term Loan Commitment” immediately after the text “the B-1 Term Loan Commitment” appearing in clause (i) of said Section (as redesignated pursuant to clause (i) above).

7. Section 4.01(a) of the Credit Agreement is hereby amended by (i) inserting the text “, B-2 Term Loans” immediately after the text “B-1 Term Loans” appearing in clause (i) of said Section, and (ii) inserting the text “, the B-2 Term Loans to be allocated the B-2 Term Loan Percentage of the amount of such payment” immediately after the parenthetical appearing in clause (iv) of said Section.

8. Section 4.02(c) of the Credit Agreement is hereby amended by inserting the following new text at the end of said Section:

“(iii) In addition to any other mandatory repayments pursuant to this Section 4.02, on each date set forth below, the Borrower shall be required to repay that principal amount of B-2 Term Loans, to the extent then outstanding, as is set forth below opposite each such date (each such repayment, as the same may be reduced as provided in Sections 4.01 or 4.02, a “B-2 Term Loan Scheduled Repayment”):

B-2 Term Loan Scheduled Repayment Date	Amount
March 31, 2004	$12,250,000

March 31, 2005	$12,250,000

March 31, 2006	$12,250,000

March 31, 2007	$12,250,000

March 31, 2008	$12,250,000

September 30, 2008	$290,937,500

March 31, 2009	$290,937,500

September 30, 2009	$290,937,500

B-2 Term Loan Maturity Date	$290,937,500”.

9. Section 4.02(i) of the Credit Agreement is hereby amended by (i) deleting the word “and” appearing before the text “the B-1 Term Loans” appearing in said Section and inserting a comma in lieu thereof and (ii) inserting the text “and the B-2 Term Loans (in an amount equal to the B-2 Term Loan Percentage of such aggregate repayment)” immediately before the period appearing at the end of the first sentence of said Section.

10. Section 4.02(k) of the Credit Agreement is hereby amended by (i) redesignating clauses (iv) and (v) of said Section as clauses (v) and (vi), respectively and (ii) inserting the text “, (iv) all then outstanding B-2 Term Loans shall be repaid in full on the B-2 Term Loan Maturity Date” immediately after clause (iii) of said Section.

11. Section 4.02(l) of the Credit Agreement is hereby deleted in its entirety and the following text is inserted in lieu thereof:

(l) Notwithstanding anything to the contrary contained in this Section 4.02 or elsewhere in this Agreement (including, without limitation, in Section 13.12), upon delivery by the Borrower of written notice to the Administrative Agent of its intention to invoke the terms of this Section 4.02(l) in connection with, and as to all or any part of, any Waivable Repayment (as defined below) (with the decision to give any such written notice and the percentage of any such Waivable Repayment that may be waived by the Lenders (the “Waivable Percentage”) to be in the sole discretion of the Borrower) the Lenders with outstanding B-2 Term Loans shall have the option to waive voluntary prepayment of such Loans pursuant to Section 4.01 or a mandatory repayment of such Loans pursuant to Sections 4.02(d), (e), (f), (g) and/or (h) (each such prepayment or repayment, a “Waivable Repayment”) upon the terms and provisions set forth in this Section 4.02(l). The Borrower shall give to the Administrative Agent written notice of its intention to make a Waivable Repayment at least five Business Days prior to such repayment, which notice the Administrative Agent shall promptly forward to all such Lenders (indicating in such notice the amount of such repayment to be applied to each such Lender’s outstanding B-2 Term Loans). In the event any such Lender desires to waive such Lender’s right to receive any such Waivable Repayment in whole or in part, such Lender shall so advise the Administrative Agent no later than the close of business two Business Days after the date of such notice from the Administrative Agent, which notice shall also include the amount such Lender desires to waive in respect of such repayment (which amount will not exceed the Waivable Percentage of the portion of such Waivable Repayment which would otherwise be paid to such Lender). If any Lender does not reply to the Administrative Agent within the two Business Days, it will be deemed not to have waived any part of such repayment. If any Lender does not specify an amount it wishes to receive, it will be deemed to have accepted 100% of the total payment. In the event that any such Lender waives all or part of such right to receive any such Waivable Repayment, the amount so waived will be retained by the Borrower.”.

12. Section 7.08(a) of the Credit Agreement is hereby amended by inserting the following new sentence at the end of said Section:

“All proceeds of the Additional B-2 Term Loans will be used to repay outstanding B-1 Term Loans of B-1 Non-Consenting Lenders (if any) on the Second Amendment Effective Date.”

13. Section 8.12(a) of the Credit Agreement is hereby amended by deleting clause (ii) of the first sentence of said Section and inserting in lieu thereof the following new clause (ii):

“(ii) neither the Borrower nor any of its Subsidiaries shall be required to grant a security interest in any immaterial intellectual property or in any Real Property (other than any Real Property consisting of the customer call center located in Boise, Idaho or any broadcast or uplink center) pursuant to this Section 8.12.”

14. Section 8.15(a) of the Credit Agreement is hereby amended by deleting the text “$10,000,000” appearing in said Section and inserting the text “$50,000,000” in lieu thereof.

15. Section 8 of the Credit Agreement is hereby further amended by inserting the following new text at the end of said Section:

“Section 8.17 Second Amendment Mortgage Amendments. (a) Within 60 days following the Second Amendment Effective Date, if and to the extent requested by the Collateral Agent, the Borrower shall have delivered to the Collateral Agent, or caused to be delivered to the Collateral Agent, fully executed counterparts of amendments (the “Second Amendment Mortgage Amendments”), in form and substance reasonably satisfactory to the Administrative Agent, to each of the Mortgages covering the Mortgaged Properties, together with evidence that counterparts of each of the Second Amendment Mortgage Amendments have been delivered to the title company insuring the Lien on the Mortgages for recording in all places to the extent necessary or desirable, in the judgment of the Collateral Agent, effectively to maintain a valid and enforceable perfected mortgage lien superior to and prior to the rights of all third parties and subject to no other Liens except as are permitted by Section 9.01 on the Mortgaged Properties in favor of the Collateral Agent for the benefit of the Secured Parties securing all of the Obligations (including the B-2 Term Loans).”.

16. Section 9.05(x) of the Credit Agreement is hereby amended by deleting the text “$50,000,000” appearing in said Section and inserting the text “$100,000,000” in lieu thereof.

17. Section 9.06(xv) of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following text in lieu thereof:

“(xv) additional Investments financed with the proceeds of one or more common equity contributions by the Company to the Borrower (to the extent such proceeds are not used to consummate a Permitted Acquisition); and”.

18. Section 9.06(xvi) of the Credit Agreement is hereby amended by deleting the text “$100,000,000” appearing in said Section and inserting the text “$200,000,000” in lieu thereof.

19. Section 9.07 of the Credit Agreement is hereby amended by deleting the two provisos appearing at the end of the first sentence of said Section.

20. Section 9.08(a) of the Credit Agreement is hereby amended by deleting the table appearing in said Section in its entirety and inserting the following new table in lieu thereof:

“Fiscal Year Ending	Amount
December 31, 2003	$450,000,000
December 31, 2004	$700,000,000
December 31, 2005	$750,000,000
December 31, 2006	$525,000,000
December 31, 2007	$275,000,000
December 31, 2008	$250,000,000
December 31, 2009	$250,000,000
December 31, 2010	$250,000,000”.

21. Section 9.17 of the Credit Agreement is hereby amended by deleting the text “$10,000,000” appearing in said Section and inserting the text “$50,000,000” in lieu thereof.

22. The definition of “Applicable Margin” appearing in Section 11 of the Credit Agreement is hereby deleted in its entirety and the following new definition is inserted in lieu thereof:

“Applicable Margin” in respect of B-2 Term Loans and Revolving Loans for any Margin Adjustment Period shall mean, from and after any Start Date to and including the corresponding End Date, the respective percentage per annum set forth below under the respective Type and Tranche of Loans and opposite the respective Level (i.e., Level 1, Level 2, Level 3, Level 4 or Level 5, as the case may be) indicated to have been achieved on the applicable Test Date for such Start Date (as shown in the respective officer’s certificate delivered pursuant to Section 8.01(d) or the first proviso below) minus, in the case of B-2 Term Loans, any Applicable Pricing Adjustment as in effect from time to time:

Level	Leverage Ratio	Revolving Loans maintained as Base Rate Loans	Revolving Loans maintained as Eurodollar Loans	B-2 Term Loans maintained as Base Rate Loans	B-2 Term Loans maintained as Eurodollar Loans
1	Less than or equal to 2.50:1.00	1.75%	2.75%	1.25%	2.25%
2	Greater than 2.50:1.00 but less than or equal to 3.00:1.00	2.00%	3.00%	1.25%	2.25%
3	Greater than 3.00:1.00 but less than or equal to 3.50:1.00	2.25%	3.25%	1.25%	2.25%
4	Greater than 3.50:1.00 but less than or equal to 4.00:1.00	2.50%	3.50%	1.25%	2.25%
5	Greater than 4.00:1.00	2.75%	3.75%	1.50%	2.50%

; provided, however, that if the Borrower fails to deliver the financial statements required to be delivered pursuant to Section 8.01(a) or (b) (accompanied by the officer’s certificate required to be delivered pursuant to Section 8.01(d) showing the applicable Total Leverage Ratio on the relevant Test Date) on or prior to the respective date required by such Sections, then Level 5 pricing (as adjusted by any Applicable Pricing Adjustment as provided above) shall apply until such time, if any, as the financial statements required as set forth above and the accompanying officer’s certificate have been delivered showing the pricing for the respective Margin Adjustment Period is at a Level below Level 5 (as adjusted by any Applicable Pricing Adjustment as provided above) (it being understood that, in the case of any late delivery of the financial statements and officer’s certificate as so required, any reduction in the Applicable Margin shall apply only from and after the date of the delivery of the complying financial statements and officer’s certificate); provided further, that Level 5 pricing (as adjusted by any Applicable Pricing Adjustment as provided above) shall apply at all times when any Default or Event of Default is in existence.

23. The definition of “Applicable Pricing Adjustment” appearing in Section 11 of the Credit Agreement is hereby deleted in its entirety and the following new definition is inserted in lieu thereof:

“Applicable Pricing Adjustment” shall mean on any date, (i) if the Bank Debt Rating assigned by (x) Moody’s is Ba1 or higher or (y) S&P is BB+ or higher, 0.25% and (ii) if the preceding clause (i) is not applicable, 0.00%.

24. The definition of “Borrowing” appearing in Section 11 of the Credit Agreement is hereby amended by (i) inserting the text “(x)” immediately after the text “provided” appearing in said definition and (ii) inserting the text “and (y) the term “Borrowing” shall include the consolidated “borrowing” of B-2 Term Loans pursuant to the simultaneous conversion of B-1 Term Loans and the incurrence of Additional B-2 Term Loans on the terms provided in Section 1.01(f)” immediately prior to the period appearing at the end of said definition.

25. The definition of “Commitment” appearing in Section 11 of the Credit Agreement is hereby amended by inserting the text “, the B-2 Term Loan Commitment” immediately after the text “B-1 Term Loan Commitment” appearing in said definition.

26. The definition of “Maturity Date” appearing in Section 11 of the Credit Agreement is hereby amended by inserting the text “, the B-2 Term Loan Maturity Date” immediately after the text “B-1 Term Loan Maturity Date” appearing in said definition.

27. The definition of “Scheduled Repayments” appearing in Section 11 of the Credit Agreement is hereby amended by inserting the text “, each B-2 Term Loan Scheduled Repayment” immediately after the text “each B-1 Term Loan Scheduled Repayment” appearing in said definition.

28. The definition of “Term Loan” appearing in Section 11 of the Credit Agreement is hereby amended by inserting the text “, each B-2 Term Loan” immediately after the text “each B-1 Term Loan” appearing in said definition.

29. The definition of “Term Note” appearing in Section 11 of the Credit Agreement is hereby amended by inserting the text “, each B-2 Term Note” immediately after the text “each B-1 Term Note” appearing in said definition.

30. The definition of “Tranche” appearing in Section 11 of the Credit Agreement is hereby amended by (i) deleting the word “five” appearing in said definition and inserting the text “six” in lieu thereof and (ii) inserting the text “, B-2 Term Loans” immediately after the text “B-1 Term Loans” appearing in said definition.

31. Section 11 of the Credit Agreement is hereby further amended by inserting in the appropriate alphabetical order the following new definitions:

“Additional B-2 Term Loans” shall have the meaning provided in Section 1.01(f).

“B-1 Consenting Lenders” shall have the meaning provided in Section 1.01(f).

“B-1 Non-Consenting Lender” shall mean each Lender that is not a B-1 Consenting Lender.

“B-2 Term Loan” shall have the meaning provided in Section 1.01(f).

“B-2 Term Loan Commitment” shall mean, for each Lender, the amount set forth opposite such Lender’s name in Schedule I directly below the column entitled “B-2 Term Loan Commitment,” as the same may be terminated pursuant to Sections 3.03 and/or 10. Notwithstanding the foregoing, if on the Second Amendment Effective Date (immediately prior to the incurrence of Additional B-2 Term Loans on such date) the sum of the B-2 Term Loan Commitments plus the aggregate principal amount of Converted B-2 Term Loans would exceed the aggregate outstanding principal amount of the B-1 Term Loans immediately prior to the Second Amendment Effective Date, then the B-2 Term Loan Commitment of DBTCA shall be reduced by an amount equal to such excess.

“B-1 Term Loan Conversion” shall have the meaning provided in Section 1.01(f).

“B-2 Term Loan Maturity Date” shall mean the seventh anniversary of the Initial Borrowing Date.

“B-2 Term Loan Percentage” shall mean, at any time, a fraction (expressed as a percentage) the numerator of which is the aggregate principal amount of B-2 Term Loans then outstanding and the denominator of which is the aggregate principal amount of Term Loans then outstanding.

“B-2 Term Loan Scheduled Repayment” shall have the meaning provided in Section 4.02(c).

“B-2 Term Note” shall have the meaning provided in Section 1.05(a).

“Converted B-2 Term Loans” shall have the meaning provided in Section 1.01(f).

“Existing B-1 Term Loan Borrowing” shall have the meaning provided in Section 1.01(f).

“Second Amendment” shall mean the Second Amendment to this Agreement, dated as of March 9, 2004.

“Second Amendment Effective Date” shall have the meaning provided in the Second Amendment.

“Second Amendment Mortgage Amendments” shall have the meaning provided in Section 8.17.

“Total B-2 Term Loan Commitment” shall mean, at any time, the sum of the B-2 Term Loan Commitments of each of the Lenders at such time.

“Waivable Percentage” shall have the meaning provided in Section 4.02(l).

32. Section 13.12(a) of the Credit Agreement is hereby amended by inserting the text “, Tranche B-2 Scheduled Repayment” immediately after the text “Tranche B-1 Scheduled Repayment” appearing in said Section.

33. Schedule I to the Credit Agreement is hereby amended by adding thereto the information set forth on Schedule I attached hereto.

34. Exhibit A-1 to the Credit Agreement is hereby amended by inserting the text “[B-2 Term Loans]” immediately after each appearance of the text “[B-1 Term Loans] in said Exhibit.

35. The Credit Agreement is hereby further amended by adding Exhibit B-6 thereto in the form of Exhibit B-6 attached hereto.

36. Exhibit M to the Credit Agreement is hereby amended by deleting same in its entirety and inserting in lieu thereof a new Exhibit M in the form of Exhibit M attached hereto.

II.	Miscellaneous Provisions.

1. In order to induce the Lenders to enter into this Amendment, the Borrower hereby represents and warrants that:

(a) no Default or Event of Default exists as of the Second Amendment Effective Date, both before and after giving effect to this Amendment; and

(b) all of the representations and warranties contained in the Credit Agreement or the other Credit Documents are true and correct in all material respects on the Second Amendment Effective Date both before and after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the Second Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

5. This Amendment shall become effective on the date (the “Second Amendment Effective Date”) when each of the following conditions shall have been satisfied:

(i) the Borrower, each other Credit Party, Lenders constituting the Required Lenders and each Lender with a B-2 Term Loan Commitment shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036 Attention: Neerav Shah (facsimile number 212-354-8113);

(ii) there shall have been delivered to the Administrative Agent for the account of each of the Lenders that have requested same an appropriate B-2 Term Note executed by the Borrower in each case in the amount, maturity and otherwise as provided in the Credit Agreement; and

(iii) (x) all accrued and unpaid interest on all B-1 Term Loans shall have been paid in full (regardless of whether or not the Credit Agreement otherwise requires a payment of such interest at such time), (y) all fees, costs and expenses with respect to the B-1 Term Loans shall have been paid in full and (z) the principal of all outstanding B-1 Term Loans of B-1 Non-Consenting Lenders shall have been repaid in full.

Unless the Administrative Agent has received actual notice from any Lender that the conditions contained above have not been met with satisfaction, upon the satisfaction of the condition described in clause (i) of the immediately preceding sentence and upon the Administrative Agent’s good faith determination that the other conditions described above have been met, the Second Amendment Effective Date shall be deemed to have occurred, regardless of any subsequent determination that one or more of the conditions thereto had not been met (although the occurrence of the Second Amendment Effective Date shall not release the Borrower from any liability for failure to satisfy one or more of the applicable conditions specified above).

6. By executing and delivering a copy hereof, each Credit Party hereby agrees that all Loans (including, without limitation, the B-2 Term Loans) shall be fully guaranteed pursuant to the Subsidiaries Guaranty in accordance with the terms and provisions thereof and shall be fully secured pursuant to the Security Documents.

7. From and after the Second Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

*         *         *

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

DIRECTV HOLDINGS LLC

By:	/s/ M. W. Palkovic
Name: M. W. Palkovic Title: Senior Vice President & CFO

DEUTSCHE BANK TRUST COMPANY AMERICAS, Individually and as Administrative Agent

By:	/s/ Gregory Shefrin
Name: Gregory Shefrin Title: Director

BANK OF AMERICA, N.A., Individually and as Syndication Agent

By:	/s/ James T. Gilland
Name: James T, Gilland Title: Managing Director

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF MARCH 9, 2004, TO THE CREDIT AGREEMENT, DATED AS OF MARCH 6, 2003, AMONG DIRECTV HOLDINGS LLC, A DELAWARE LIMITED LIABILITY COMPANY, THE VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT REFERRED TO ABOVE, DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT

PINEHURST TRADING, INC.

By:  Kelly W. Warnement

Its:  Vice President

HARBOUR TOWN FUNDING LLC

By:  Kelly W. Warnement

Its:  Vice President

ELT LTD.

By:  Kelly W. Warnement

Its:  Vice President

MONUMENTAL LIFE INSURANCE COMPANY

By:  John Bailey

Its:  Vice President

AIB DEBT MANAGEMENT LIMITED

By:  Roisin O’Connell

Its:  Assistant Vice President

By:  John Timoney

Its:  Vice President

LANDMARK CDO LIMITED

By:  Gil Marchand

Its:  Authorized Signatory

LANDMARK II CDO LIMITED

By:  Gil Marchand

Its:  Authorized Signatory

LANDMARK III CDO LIMITED

By:  Gil Marchand

Its:  Authorized Signatory

PACIFICA CDO II, LTD.

By:  Sean Walker

Its:  SVP

MONUMENT CAPITAL LTD., AS ASSIGNEE

By:  Alliance Capital Management L.P., as Investment Manager

By:  Alliance Capital Management Corporation, as General Partner

By:  Nantha Suppiah

Its:  Vice President

New Alliance Global CDO, Limited

By:  Alliance Capital Management L.P., as Sub-advisor

By:  Alliance Capital Management Corporation, as General Partner

By:  Nantha Suppiah

Its:  Vice President

AIMCO CDO 2000-A

By:  Chris Goergen

Its:  [none]

By:  Jerry D. Zinkula

Its:  [none]

AIMCO CLO 2001-A

By:  Chris Goergen

Its:  [none]

By:  Jerry D. Zinkula

Its:  [none]

ALLSTATE LIFE INSURANCE COMPANY

By:  Chris Goergen

Its:  [none]

By:  Jerry D. Zinkula

Its:  [none]

CENTURION CDO II, LTD. (By: American Express Asset Management Group. Inc. as Collateral Manager)

By:  Leanne Stavrakis

Its:  Director – Operations

CENTURION CDO VI, LTD. (By: American Express Asset Management Group. Inc. as Collateral Manager)

By:  Leanne Stavrakis

Its:  Director – Operations

AMERICAN EXPRESS CERTIFICATE COMPANY (By: American Express Asset Management Group, Inc. as Collateral Manager)

By:  Yvonne E. Stevens

Its:  Senior Managing Director

IDS LIFE INSURANCE COMPANY (By: American Express Asset Management Group, Inc. as Collateral Manager)

By:  Yvonne E. Stevens

Its:  Senior Managing Director

KZH CYPRESSTREE-1 LLC

By:  Hi Hua

Its:  Authorized Agent

KZH ING-2 LLC

By:  Hi Hua

Its:  Authorized Agent

KZH STERLING LLC

By:  Hi Hua

Its:  Authorized Agent

SEQUILS - CENTURION V, LTD. (By: American Express Asset Management Group. Inc. as Collateral Manager)

By:  Leanne Stavrakis

Its:  Director – Operations

AMMC CDO 1, LIMITED (by: American Money Management Corp., as Collateral Manager)

By:  David P. Meyer

Its:  Vice President

AMMC CDO II, LIMITED (by: American Money Management Corp., as Collateral Manager)

By:  David P. Meyer

Its:  Vice President

AG CAPITAL FUNDING PARTNERS, L.P. (by: Angelo, Gordon & Co., L.P., as Investment Advisor)

By:  John W. Fraser

Its:  Managing Director

NORTHWOODS CAPITAL, LIMITED (by: Angelo, Gordon & Co., L.P., as Collateral Manager)

By:  John W. Fraser

Its:  Managing Director

NORTHWOODS CAPITAL II, LIMITED (by: Angelo, Gordon & Co., L.P., as Collateral Manager)

By:  John W. Fraser

Its:  Managing Director

NORTHWOODS CAPITAL III, LIMITED (by: Angelo, Gordon & Co., L.P., as Collateral Manager)

By:  John W. Fraser

Its:  Managing Director

MARINER CDO 2002, LTD

By:  David Mahon

Its:  Director

ANTARES CAPITAL CORPORATION

By:  David Mahon

Its:  Director

JP Morgan Chase Bank, as Trustee of the Antares Funding Trust, created under the Trust Agreement dated November 1999)

By:  Leslie Hundley

Its:  AVP

Navigator CDO 2003, Ltd. (by Antares Asset Management, as Collateral Manager)

By:  David Mahon

Its:  Vice President

ARES Leveraged Investment Fund II, LP) (by: ARES Management II, LP, its General Partner)

By:  Seth J. Brufsky

Its:  Vice President

ARES III CLO Ltd. (by: ARES CLO Management, LLC)

By:  Seth J. Brufsky

Its:  Vice President

ARES IV CLO Ltd. (by: ARES CLO management IV, L.P., Investment Manager and ARES CLO GP IV, LLC, Its Managing Member)

By:  Seth J. Brufsky

Its:  Vice President

ARES V CLO Ltd. (by: ARES CLO Management V, LP, Investment Manager and ARES CLO GP V, LLC, Its Managing Member)

By:  Seth J. Brufsky

Its:  Vice President

ARES VI CLO LTD. (by: Ares CLO Management VI, LP., Investment Manager and Ares CLO GP VI, LLC, its Managing Member)

By:  Seth Brufsky

Its:  Vice President

ARES VII CLO LTD. (by: Ares CLO Management VII, L.P., Investment Partner and Ares CLO GP VII, LLC, its General Partner)

ARES VIII CLO LTD (by: Ares CLO Management VIII, LP., Investment Manager and Ares CLO GP VIII, LLC, its General Partner:

By:  Seth Brufsky

Its:  Vice President

APEX (IDM)CDO I, LTD.

ELC (CAYMAN) LTD.

ELC (CAYMAN) LTD. CDO SERIES 1999-I

ELC (CAYMAN) 1999-II

ELC (CAYMAN) 1999-III

ELC (CAYMAN) 2000-1

TRYON CLO LTD. 2000-I (by: David L. Babson & Company Inc. as Collateral Manager)

By:  Adrienne Musgnug

Its:  Managing Director

BABSON CLO LTD. 2003-I (by: David L. Babson & Company Inc. as Collateral Manager)

By:  Adrienne Musgnug

Its:  Managing Director

SEABOARD CLO 2000 LTD (by: David L. Babson & Company Inc. as Collateral Manager)

By:  Adrienne Musgnug

Its:  Managing Director

Canadian Imperial Bank of Commerce

By:  Marc Berg

Its:  Authorized Signatory

BILL & MELINDA GATES FOUNDATION (by: David L. Babson & Company Inc. as Investment Adviser)

By:  Adrienne Musgnug

Its:  Managing Director

MAPLEWOOD (CAYMAN) LIMITED (by: David L. Babson & Company Inc. under delegated authority from Massachusetts Mutual Life Insurance Company as Investment Manager)

By:  Adrienne Musgnug

Its:  Managing Director

SUFFIELD CLO, LIMITED (by: David L. Babson & Company Inc. as Collateral Manager)

By:  Adrienne Musgnug

Its:  Managing Director

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY (by: David L. Babson & Company Inc. as Investment Advisor)

By:  Adrienne Musgnug

Its:  Managing Director

TRS 1 LLC

By:  Deborah O’Keeffe

Its:  Vice President

BLACK DIAMOND CLO 1998-1 LTD.

By:  Alan Corkish

Its:  Director

BLACK DIAMOND INTERNATIONAL FUNDING, LTD.

By:  Alan Corkish

Its:  Director

BK AMER

THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND

By:  Geraldine Hannon/David McGarry

Its:  Authorized Signatories

BANK OF MONTREAL

By:  S. Valia

Its:  MD

BANK ONE, NA

By:  Clifon Chang

Its:  Managing Director

MAGNETITE IV CLO, LIMITED

By:  Mark J. Williams

Its:  Authorized Signatory

MAGNETITE V CLO, LIMITED

By:  Mark J. Williams

Its:  Authorized Signatory

SENIOR LOAN FUND

By:  Mark J. Williams

Its:  Authorized Signatory

BLACKROCK SENIOR LOAN TRUST

By:  Mark J. Williams

Its:  Authorized Signatory

BLACKROCK LIMITED DURATION INCOME TRUST

By:  Mark J. Williams

Its:  Authorized Signatory

TITANIUM CBO I LIMITED

By:  Mark J. Williams

Its:  Authorized Signatory

BLACKROCK-MAGNETITE

By:  Mark J. Williams

Its:  Authorized Signatory

MAGNETITE ASSET INVESTORS L.L.C.

By:  Mark J. Williams

Its:  Authorized Signatory

MAGNETITE CBO II, LTD.

By:  Mark J. Williams

Its:  Authorized Signatory

HANOVER SQUARE CLO LTD. (By: Blackstone Debt Advisors L.P. as Collateral Manager)

By:  Dean Criares

Its:  Managing Director

MONUMENT PARK CDO LTD. (By: Blackstone Debt Advisors L.P. as Collateral Manager)

By:  Dean Criares

Its:  Managing Director

UNION SQUARE CDO LTD.(By: Blackstone Debt Advisors L.P. as Collateral Manager)

By:  Dean Criares

Its:  Managing Director

GALLATIN FUNDING I LTD. By: Bear Stearns Asset Management Inc. as its Collateral Manager

By:  Nick D. Rosenzweig

Its:  Associate Director

BRAYMOOR & CO. By: Bear Stearns Asset Management Inc. as its Collateral Manager

By:  Nick D. Rosenzweig

Its:  Associate Director

GRAYSTON CLO 2001-01 LTD. By: Bear Stearns Asset Management Inc. as its Collateral Manager

By:  Nick D. Rosenzweig

Its:  Associate Director

LAGUNA FUNDING LLC

By:  Kelly W. Warnement

Its:  Vice President

APEX (TRIMARAN) CDO I, LTD. By Trimaran Advisors, L.L.C.

By:  David M. Millison

Its:  Managing Director

SAWGRASS TRADING LLC

By:  Kelly W. Warnement

Its:  Vice President

CARLYLE HIGH YIELD PARTNERS, L.P.

By:  Mark Alter

Its:  Managing Director

CARLYLE HIGH YIELD PARTNERS II, LTD.

By:  Mark Alter

Its:  Managing Director

CARLYLE HIGH YIELD PARTNERS III, LTD.

By:  Mark Alter

Its:  Managing Director

CARLYLE HIGH YIELD PARTNERS IV, LTD.

By:  Mark Alter

Its:  Managing Director

CARLYLE LOAN OPPORTUNITY FUND

By:  Mark Alter

Its:  Managing Director

LOAN FUNDING I LLC, a wholly owned subsidiary of Citibank, N.A. (By: TCW Advisors, Inc., as Portfolio Manager of Loan Funding I LLC)

By:  Jonathan R. Insull

Its:  Managing Director

By:  Mark L. Gold

Its:  Managing Director

LONG LANE MASTER TRUST II (by: Fleet National Bank as Trust Administrator with respect to Series Eclipse)

By:  Michael J. Sullivan

Its:  Director

TRS ECLIPSE LLC

By:  Deborah O’Keeffe

Its:  Vice President

STANWICH LOAN FUNDING LLC

By:  Kelly W. Warnement

Its:  Vice President

TRUMBULL TMC, LTD.

By:  Tim Houghton

Its:  Vice President

TORONTO DOMININ (NEW YORK), INC.

By:  Michelle Manning

Its:  Attorney-in-Fact

CIT LENDING SERVICES

CITICORP NORTH AMERICA, INC.

By:  J. Gregory Davis

Its:  Vice President

CITIGROUP FINANCIAL PRODUCTS

By:  Doug Warren

Its:  Managing Director

JUPITER LOAN FUNDING LLC

By:  Kelly W. Warnement

Its:  Vice President

WINGED FOOT FUNDING TRUST

By:  Kelly W. Warnement

Its:  Vice President

ATRIUM CDO

By:  Andrew H. Marshak

Its:  Authorized Signatory

CREDIT INDUSTRIEL ET COMMERCIAL

By:  Marcus Edward

Its:  Vice President

By:  Anthony Rock

Its:  Vice President

CSAM FUNDING I

By:  Andrew H. Marshak

Its:  Authorized Signatory

CSAM FUNDING II

By:  Andrew H. Marshak

Its:  Authorized Signatory

CSAM FUNDING III

By:  Andrew H. Marshak

Its:  Authorized Signatory

FIRST DOMINION FUNDING I

By:  Andrew H. Marshak

Its:  Authorized Signatory

FIRST DOMINION FUNDING II

By:  Andrew H. Marshak

Its:  Authorized Signatory

FIRST DOMINION FUNDING III

By:  Andrew H. Marshak

Its:  Authorized Signatory

CREDIT SUISSE FIRST BOSTON, ACTING THROUGH ITS CAYMAN ISLANDS BRANCH

By:  Jay Chall

Its:  Director

By:  Doreen Walch

Its:  Associate

DB TRUST AMERICAS

Denali Capital LLC, managing member of the DC Funding Partners, portfolio manager for DENALI CAPITAL CLO III, LTD., or an affiliate

By:  John P. Thacker

Its:  Chief Credit Officer

Denali Capital LLC, managing member of the DC Funding Partners, portfolio manager for DENALI CAPITAL CLO II, LTD., or an affiliate

By:  John P. Thacker

Its:  Chief Credit Officer

BIG SKY SENIOR LOAN FUND, LTD. (by: Eaton Vance Management as Investment Advisor)

By:  Michael B. Botthof

Its:  Vice President

EATON VANCE SENIOR FLOATING-RATE TRUST (by: Eaton Vance Management as Investment Advisor)

By:  Michael B. Botthof

Its:  Vice President

TOLLI & CO. (by: Eaton Vance Management as Investment Advisor)

By:  Michael B. Botthof

Its:  Vice President

EATON VANCE CDO III, LTD. (by: Eaton Vance Management as Investment Advisor)

By:  Michael B. Botthof

Its:  Vice President

EATON VANCE CDO IV, LTD (by: Eaton Vance Management as Investment Advisor)

By:  Michael B. Botthof

Its:  Vice President

EATON VANCE CDO V, LTD (by: Eaton Vance Management as Investment Advisor)

By:  Michael B. Botthof

Its:  Vice President

EATON VANCE CDO VI LTD. (by: Eaton Vance Management as Investment Advisor)

By:  Michael B. Botthof

Its:  Vice President

GRAYSON & CO (by: Boston Management and Research as Investment Advisor)

By:  Michael B. Botthof

Its:  Vice President

EATON VANCE INSTITUTIONAL SENIOR FUND (by: Eaton Vance Management as Investment Advisor)

By:  Michael B. Botthof

Its:  Vice President

EATON VANCE LIMITED DURATION INCOME FUND (by: Eaton Vance Management as Investment Advisor)

By:  Michael B. Botthof

Its:  Vice President

OXFORD STRATEGIC INCOME FUND (by: Eaton Vance Management as Investment Advisor)

By:  Michael B. Botthof

Its:  Vice President

EATON VANCE SENIOR INCOME TRUST (by: Eaton Vance Management as Investment Advisor)

By:  Michael B. Botthof

Its:  Vice President

SENIOR DEBT PORTFOLIO (by: Boston Management and Research as Investment Advisor)

By:  Michael B. Botthof

Its:  Vice President

EATON VANCE VT FLOATING RATE INCOME FUND (by: Eaton Vance Management as Investment Advisor)

By:  Michael B. Botthof

Its:  Vice President

BALLYROCK CDO I LIMITED (by: Ballyrock Investment Advisors LLC, as Collateral Manager)

By:  Lisa Rymut

Its:  Assistant Treasurer

BALLYROCK CLO II LIMITED (by: Ballyrock Investment Advisors LLC, as Collateral Manager)

By:  Lisa Rymut

Its:  Assistant Treasurer

FIDELITY ADVISOR SERIES II: FIDELITY ADVISOR FLOATING RATE HIGH INCOME FUND

By:  John H. Costello

Its:  Assistant Treasurer

FLAGSHIP CLO II (by Flagship Capital Management, Inc.)

By:  Eric S. Meyer

Its:  Director

FLAGSHIP CLO-2001-1 (by Flagship Capital Management, Inc.)

By:  Eric S. Meyer

Its:  Director

FLEET NATIONAL BANK FOR THE ACCOUNT OF FLAGSHIP FUND

By:  Peter van der Horst

Its:  Director

FOOTHILL INCOME TRUST II LP (by FIT II GP, LLC, its Gen. Partner)

By:  Sean T. Dixon

Its:  Managing Member

FRANKLIN CLO I, LIMITED

By:  Richard Hsu

Its:  Vice President

FRANKLIN CLO II, LIMITED

By:   Richard Hsu

Its:  Vice President

FRANKLIN CLO III, LIMITED

By:  Richard Hsu

Its:  Vice President

FRANKLIN CLO IV, LIMITED

By:  Richard Hsu

Its:  Vice President

FRANKLIN FLOATING RATE MASTER SERIES

By:  Richard Hsu

Its:  Vice President

FRANKLIN FLOATING RATE TRUST

By:  Richard Hsu

Its:  Vice President

FRANKLIN FLOATING RATE DAILY ACCESS FUND

By:  Richard Hsu

Its:  Vice President

FRANKLIN TEMPLETON LIM. DURATION INCOME TRUST

By:  Richard Hsu

Its:  Vice President

GOLDMAN SACHS CREDIT PARTNERS L.P.

By:  Stephen King

Its:  Authorized Signatory

1888 FUND, LTD.

By:  Kaitlin Trinh

Its:  Fund Controller

GULF STREAM - COMPASS CLO 2002-1 LTD (by Gulf Stream Asset Management LLC as Collateral Manager)

By:  [Illegible]

Its:  Trader

GULF STREAM - COMPASS CLO 2003-1 LTD (by Gulf Stream Asset Management LLC as Collateral Manager)

By:  [Illegible]

Its:  Trader

HARCH CLO I, LTD.

By:  Michael E. Lewitt

Its:  Authorized Signatory

BLUE SQUARE FUNDING LIMITED SERIES 3

By:  Deborah O’Keeffe

Its:  Vice President

ELF FUNDING TRUST I (by: Highland Capital Management, L.P. as Collateral Manager)

By:  Todd Travers

Its:  Senior Portfolio Manager

EMERALD ORCHARD LIMITED

By:  Michelle Manning

Its:  Attorney-in-Fact

GLENEAGLES TRADING LLC

By:  Kelly W. Warnement

Its:  Vice President

HCM US LOANS MAC 43 LTD (by: Highland Capital Management, L.P. as Attorney-in-Fact)

By:  Todd Travers

Its:  Senior Portfolio Manager

LOAN FUNDING IV LLC (by: Highland Capital Management, L.P. as Portfolio Manager)

By:  Todd Travers

Its:  Senior Portfolio Manager

HIGHLAND LOAN FUNDING V Ltd. (by: Highland Capital Management, L.P. as Collateral Manager)

By:  Todd Travers

Its:  Senior Portfolio Manager

RESTORATION FUNDING CLO, LTD (by: Highland Capital Management, L.P. as Collateral Manager)

By:  Todd Travers

Its:  Senior Portfolio Manager

HIGHLAND LEGACY LIMITED (by: Highland Capital Management, L.P. as Collateral Manager)

By:  Todd Travers

Its:  Senior Portfolio Manager

INDOSUEZ CAPITAL FUNDING VI, LIMITED (By: Indosuez Capital as Collateral Manager)

By:  Charles Kobayashi

Its:  Principal and Portfolio Manager

ARCHIMEDES FUNDING IV (CAYMAN), LTD. (by: ING Capital Advisors LLC, as Collateral Manager)

By:  Peanie C. Wang

Its:  Vice President

BALANCED HIGH-YIELD FUND II, LTD. (by ING Capital Advisors LLC, as Asset Manager)

By:  Peanie C. Wang

Its:  Vice President

ENDURANCE CLO I, LTD. (by ING Capital Advisors LLC, as Collateral Manager)

By:  Peanie C. Wang

Its:  Vice President

NEMEAN CLO, LTD. (by ING Capital Advisors LLC, as Investment Manager)

By:  Peanie C. Wang

Its:  Vice President

ING – ORYX CLO, LTD. (by ING Capital Advisors LLC, as Collateral Manager)

By:  Peanie C. Wang

Its:  Vice President

ING - SEQUILS-ING I (HBDGM) LLC (by ING Capital Advisors LLC, as Collateral Manager)

By:  Peanie C. Wang

Its:  Vice President

AIM FLOATING RATE FUND (by: INVESCO Senior Secured Management, Inc. as Sub-Advisor)

By:  Scott Baskind

Its:  Authorized Signatory

DIVERSIFIED CREDIT PORTFOLIO LTD. (by: INVESCO Senior Secured Management, Inc. as Investment Advisor)

By:  Scott Baskind

Its:  Authorized Signatory

AVALON CAPITAL, LTD. (by: INVESCO Senior Secured Management, Inc. as Portfolio Advisor)

By:  Scott Baskind

Its:  Authorized Signatory

INVESCO-AVALON CAPITAL LTD. 2 (by: INVESCO Senior Secured Management, Inc. as Portfolio Advisor)

By:  Scott Baskind

Its:  Authorized Signatory

INVESCO CBO 2000-1 LTD (by: INVESCO Senior Secured Management, Inc. as Portfolio Advisor)

By:  Scott Baskind

Its:  Authorized Signatory

CHARTER VIEW PORTFOLIO (by: INVESCO Senior Secured Management, Inc. as Investment Advisor)

By:  Scott Baskind

Its:  Authorized Signatory

INVESCO-DCP (by: INVESCO Senior Secured Management, Inc. as Investment Advisor)

By:  Scott Baskind

Its:  Authorized Signatory

SAGAMORE CLO LTD. (by: INVESCO Senior Secured Management, Inc. as Collateral Manager)

By:  Scott Baskind

Its:  Authorized Signatory

SARATOGA CLO I, LIMITED (by: INVESCO Senior Secured Management, Inc. as Asset Manager)

By:  Scott Baskind

Its:  Authorized Signatory

SEQUILS-LIBERTY, LTD. (by: INVESCO Senior Secured Management, Inc. as Collateral Manager)

By:  Scott Baskind

Its:  Authorized Signatory

KATONAH – I, LTD

By:  Ralph Della Rocca

Its:  Authorized Officer, Katonah Capital, LLC as Manager)

KATONAH II, LTD

By:  Ralph Della Rocca

Its:  Authorized Officer, Katonah Capital, LLC as Manager)

KATONAH III, LTD

By:  Ralph Della Rocca

Its:  Authorized Officer, Katonah Capital, LLC as Manager)

KATONAH IV, LTD

By:  Ralph Della Rocca

Its:  Authorized Officer, Katonah Capital, LLC as Manager)

KATONAH V, LTD.

By:  Ralph Della Rocca

Its:  Authorized Officer, Katonah Capital, LLC as Manager)

LA SALLE BANK, N.A., as Custodian

By:  Theresa Lynch

Its:  Assistant Vice President

LIBERTYVIEW FUNDS, L.P.

By:  Steven S. Rogers

Its:  Authorized Signatory

CONTINENTAL CASUALTY COMPANY

By:  Marilou R. McGirr

Its:  Vice President and Assistant Treasurer

MET LIFE INSURANCE COMPANY

By:  James R. Dingler

Its:  Director

MADISON AVENUE CDO IV

By:  James R. Dingler

Its:  Director

VENTURE CDO 2002, LIMITED by its investment manager MIX Asset Management, LLC

By:  [Illegible]

Its:  [none]

VENTURE II CDO LIMITED by its investment manager MIX Asset Management, LLC

By:  [Illegible]

Its:  [none]

VENTURE III CDO by its investment manager MIX Asset Management, LLC

By:  [Illegible]

Its:  [none]

LONGHORN CDO (CAYMAN) LTD (by: Merrill Lynch Investment Managers, L.P. as Investment Advisor)

By:  Andrew C. Liggio

Its:  Authorized Signatory

LONGHORN CDO II, LTD. (by: Merrill Lynch Investment Managers, L.P. as Investment Advisor)

By:  Andrew C. Liggio

Its:  Authorized Signatory

LONGHORN CDO III, LTD. (by: Merrill Lynch Investment Managers, L.P. as Investment Advisor)

By:  Andrew C. Liggio

Its:  Authorized Signatory

FLOATING RATE INCOME STRATEGIES FUND, INC.

By:  Andrew C. Liggio

Its:  Authorized Signatory

LIGHT POINT CLO 2004-1

By:  Joseph P. Lynch

Its:  Director

MOUNTAIN CAPITAL CLO 1 LTD.

By:  Chris Siddons

Its:  Director

MOUNTAIN CAPITAL CLO II, LTD

By:  Chris Siddons

Its:  Director

MORGAN STANLEY PRIME INCOME TRUST

By:  [Illegible]

Its:  Vice President

NATEXIS BANQUES POPULAIRES

By:  Michael Pellerito

Its:  Vice President

By:  Cynthia Sachs

Its:  Vice President & Group Manager

NATIONWIDE MUTUAL INSURANCE COMPANY

By:  Thomas S. Leggett

Its:  Associate Vice President Public Bonds

CLYDESDALE CLO 2003 LTD (Nomura Corporate Research and Asset Management Inc. as Agent)

By:  Elizabeth MacLean

Its:  Director

NOMURA BOND & LOAN FUND (By: UFJ Trust Bank Limited as Trustee and By: Nomura Corporate Research and Asset Management Inc. Attorney in Fact)

By:  Elizabeth MacLean

Its:  Director

CLYDESDALE CLO 2001-I, LTD. (Nomura Corporate Research and Asset Management Inc. as Collateral Manager)

By:  Elizabeth MacLean

Its:  Director

ELF Funding Trust III (by: New York Investment Management LLC, as Attorney-in-Fact)

By:  [Illegible]

Its:  [none]

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION (by: New York Investment Management LLC, its Investment Manager

By:  [Illegible]

Its:  [none]

NYLIM FLATIRON CLO 2003-1 LTD (by New York Investment Management LLC, as Collateral Manager and Attorney-in-Fact)

By:  [Illegible]

Its:  [none]

OAK HILL CREDIT PARTNERS III, LIMITED (by: Oak Hill CLO Management III, LLC as Investment Manager)

By:  Scott D. Krase

Its:  Authorized Person

OAK HILL CREDIT PARTNERS I, LIMITED (by: Oak Hill CLO Management I, LLC as Investment Manager)

By:  Scott D. Krase

Its:  Authorized Person

OAK HILL SECURITIES FUND, L.P. (by: Oak Hill Securities Gen Par, L.P. its General Partner; by: Oak Hill Securities MGP, Inc., its General Partner)

By:  Scott D. Krase

Its:  Vice President

OAK HILL SECURITIES FUND II (by: Oak Hill Securities Gen Par II, L.P. its General Partner; by: Oak Hill Securities MGP II, Inc., its General Partner)

By:  Scott D. Krase

Its:  Vice President

OCTAGON INVESTMENT PARTNERS VI, LTD. (by: Octagon Credit Investors, LLC as collateral manager)

By:  Andrew D. Gordon

Its:  Portfolio Manager

OCTAGON INVESTMENT PARTNERS II, LLC (by: Octagon Credit Investors, LLC as sub-investment manager)

By:  Andrew D. Gordon

Its:  Portfolio Manager

OCTAGON INVESTMENT PARTNERS III, LTD. (by: Octagon Credit Investors, LLC as Portfolio Manager)

By:  Andrew D. Gordon

Its:  Portfolio Manager

OCTAGON INVESTMENT PARTNERS IV, LTD. (by: Octagon Credit Investors, LLC as collateral manager)

By:  Andrew D. Gordon

Its:  Portfolio Manager

HARBOURVIEW CLO V, LTD.

By:  Lisa Chaffee

Its:  Manager

HARBOURVIEW CLO IV, LTD.

By:  Lisa Chaffee

Its:  Manager

OPPENHEIMER SENIOR FLOATING RATE FUND

By:  Lisa Chaffee

Its:  Manager

ORIX FUNDING LLC

By:  Kelly W. Warnement

Its:  Vice President

RIVIERA FUNDING LLC

By:  Kelly W. Warnement

Its:  Vice President

AERIES FINANCE-II LTD. (by: Patriarch Partners X, LLC, its Managing Agent)

By:  Lynn Tilton

Its:  Manager

AMARA 1 FINANCE LTD. (by Patriarch Partners XI, LLC, its Managing Agent)

By:  Lynn Tilton

Its:  Manager

AMARA-2 FINANCE LTD. (by Patriarch Partners XII, LLC, its Managing Agent)

By:  Lynn Tilton

Its:  Manager

OASIS COLLATERALIZED HIGH INCOME PORTFOLIOS-1, LTD. (by Patriarch Partners XIII, LLC, its Managing Agent)

By:  Lynn Tilton

Its:  Manager

PAYDEN & RYDEL SHORT BOND FUND

By:  James P. Sarni

Its:  Managing Principal

TEXAS A&M (by: Payden & Rydel as Investment Adviser)

By:  James P. Sarni

Its:  Managing Principal

UNIVERSITY OF MICHIGAN (by: Payden & Rydel as Investment Adviser)

By:  James P. Sarni

Its:  Managing Principal

PILGRIM CLO 1999-1 LTD. (by: ING Investments, LLC as its investment manager)

By:  Mohamed Basma

Its:  Vice President

ML CLO XX PILGRIM AMERICA (CAYMAN) LTD. (by: ING Investments, LLC as its investment manager)

By:  Mohamed Basma

Its:  Vice President

SEQUILS-PILGRIM I, LTD (by: ING Investments, LLC as its investment manager)

By:  Mohamed Basma

Its:  Vice President

ING PRIME RATE TRUST (by:Aeltus Investment Management, Inc. as its investment manager)

By:  Mohamed Basma

Its:  Vice President

ING SENIOR INCOME FUND (by:Aeltus Investment Management, Inc. as its investment manager)

By:  Mohamed Basma

Its:  Vice President

ADDISON CDO, LIMITED (by: Pacific Investment Management Company LLC, as its Investment Advisor)

By:  Mohan V. Phansalkar

Its:  Managing Director

BALBOA CDO I, LIMITED (by: Pacific Investment Management Company LLC, as its Investment Advisor)

By:  Mohan V. Phansalkar

Its:  Managing Director

CAPTIVA IV Finance Ltd., as advised by Pacific Investment Management Company LLC

By:  David Dyer

Its:  Director

PIMCO - FLOAT RATE INCOME FUND

By:  Andrew C. Liggio

Its:  Authorized Signatory

PIMCO FLOATING RATE INCOME FUND (by Pacific Investment Management Company LLC, as its Investment Advisor, acting through Investors Fiduciary Trust Company in the Nominee Name of IFTCO)

By:  Mohan V. Phansalkar

Its:  Managing Director

JISSEKIKUN FUNDING, LTD. (by Pacific Investment Management Company LLC, as its Investment Advisor)

By:  Mohan V. Phansalkar

Its:  Managing Director

LOAN FUNDING III LLC (by Pacific Investment Management Company LLC, as its Investment Advisor)

By:  Mohan V. Phansalkar

Its:  Managing Director

PACIFIC HIGH YIELD CAYMAN UNIT TRUST (by Pacific Investment Management Company LLC, as its Investment Advisor, acting through The Chase Manhattan Bank, in the Nominee Name of Polly & Co.)

By:   Mohan V. Phansalkar

Its:  Managing Director

PVIT HIGH YIELD BOND PORTFOLIO (by Pacific Investment Management Company LLC, as its Investment Advisor, acting through Investors Fiduciary Trust Company in the Nominee Name of IFTCO)

By:  Mohan V. Phansalkar

Its:  Managing Director

SAN MIGUEL CDO LIMITED (by Pacific Investment Management Company LLC, as its Investment Advisor)

By:  Mohan V. Phansalkar

Its:  Managing Director

SEQUILS-MAGNUM, LTD. (by Pacific Investment Management Company LLC, as its Investment Advisor)

By:  Mohan V. Phansalkar

Its:  Managing Director

WAVELAND – INGOTS, LTD. (by Pacific Investment Management Company LLC, as its Investment Advisor)

By:  Mohan V. Phansalkar

Its:  Managing Director

WRIGLEY CDO, LTD (by Pacific Investment Management Company LLC, as its Investment Advisor)

By:  Mohan V. Phansalkar

Its:  Managing Director

PPM America, Inc., as Attorney-in-Fact, on behalf of Jackson National Life Insurance Company

By:  David C. Wagner

Its:  Managing Director

PPM SHADOW CREEK FUNDING LLC

By:  Kelly W. Warnement

Its:  Vice President

PPM SPYGLASS FUNDING TRUST

By:  Kelly W. Warnement

Its:  Vice President

PRINCIPAL LIFE INSURANCE COMPANY (by: Principal Global Investors, LLC a Delaware limited liability company, its authorized signatory)

By:  Jon C. [Illegible]

Its:  Counsel

By:  James C. [Illegible]

Its:  Counsel

PROMETHEUS INVESTMENT FUNDING NO 2 LTD. (by: HVB Credit Advisors LLC)

By:  Vicky S. Soo

Its:  Associate Director

By:  Elizabeth Tallmadge

Its:   Managing Director, Chief Investment Officer

PROMETHEUS INVESTMENT FUNDING NO.1 LTD. (by: HVB Credit Advisors LLC)

By:  Vicky S. Soo

Its:  Associate Director

By:  Elizabeth Tallmadge

Its:  Managing Director, Chief Investment Officer

PROTECTIVE LIFE INSURANCE COMPANY

By:  Diane S. Griswold

Its:  AVP

Dryden Leveraged Loan CDO 2002-II (by: Prudential Investment Management, Inc. as Collateral Manager)

By:  B. Ross Smead

Its:  Vice President

Dryden III Leveraged Loan CDO 2002 (by: Prudential Investment Management, Inc. as Collateral Manager)

By:  B. Ross Smead

Its:  Vice President

Dryden IV Leveraged Loan CDO 2003 (by: Prudential Investment Management, Inc. as Collateral Manager)

By:  B. Ross Smead

Its:  Vice President

The Prudential Insurance Company of America (by: Prudential Investment Management, Inc., as Investment Advisor)

By:  B. Ross Smead

Its:  Vice President

PUTNAM DIVERSIFIED INCOME TRUST

By:  Beth Mazor

Its:  VP

PUTNAM HIGH YIELD ADVANTAGE FUND

By:  Beth Mazor

Its:  VP

PUTNAM HIGH YIELD TRUST

By:  Beth Mazor

Its:  VP

PUTNAM MASTER INTERMEDIATE INCOME TRUST

By:  Beth Mazor

Its:  VP

PUTNAM MASTER INCOME TRUST

By:  Beth Mazor

Its:  VP

PUTNAM PREMIER INCOME TRUST

By:  Beth Mazor

Its:  VP

PUTNAM VARIABLE TRUST PVT HIGH YIELD FUND

By:  Beth Mazor

Its:  VP

PUTNAM VARIABLE TRUST PVT DIVERSIFIED INCOME UND

By:  Beth Mazor

Its:  VP

FOXE BASIN CLO 2003, LTD (by: Royal Bank of Canada as Collateral Manager)

By:  Melissa Marano

Its:  Authorized Signatory

SEQUILS-GLACE BAY, LTD. (by: Royal Bank of Canada as Collateral Manager)

By:  Melissa Marano

Its:  Authorized Signatory

SANKATY ADVISORS, LLC AS COLLATERAL MANAGER FOR AVERY POINT CLO, LTD., AS TERM LENDER

By:  Timothy Barns

Its:  Senior Vice President

SANKATY ADVISORS, LLC AS COLLATERAL MANAGER FOR BRANT POINT CBO 1999-1 LTD., AS TERM LENDER

By:  Timothy Barns

Its:  Senior Vice President

SANKATY ADVISORS, LLC AS COLLATERAL MANAGER FOR BRANT POINT II CBO 2000-1 LTD., AS TERM LENDER

By:  Timothy Barns

Its:  Senior Vice President

SANKATY ADVISORS, LLC AS COLLATERAL MANAGER FOR CASTLE HILL I – INGOTS, LTD., AS TERM LENDER

By:  Timothy Barns

Its:  Senior Vice President

SANKATY ADVISORS, LLC AS COLLATERAL MANAGER FOR CASTLE HILL III – INGOTS, LTD., AS TERM LENDER

By:  Timothy Barns

Its:  Senior Vice President

SANKATY ADVISORS, LLC AS COLLATERAL MANAGER FOR CASTLE HILL III CLO, LIMITED, AS TERM LENDER

By:  Timothy Barns

Its:  Senior Vice President

SANKATY ADVISORS, LLC AS COLLATERAL MANAGER FOR RACE POINT II CLO, LIMITED, AS TERM LENDER

By:  Timothy Barns

Its:  Senior Vice President

SANKATY ADVISORS, LLC AS COLLATERAL MANAGER FOR RACE POINT CLO, LIMITED, AS TERM LENDER

By:  Timothy Barns

Its:  Senior Vice President

SANKATY ADVISORS, LLC AS COLLATERAL MANAGER FOR GREAT POINT CLO 1999-1 LTD., AS TERM LENDER

By:  Timothy Barns

Its:  Senior Vice President

SANKATY-HARBOUR TOWN FDG LLC

LONG LANE MASTER TRUST IV by Fleet National Bank as Trust Administrator

By:  Michael J. Sullivan

Its:  Director

Sumitomo Mitsui Banking Corporation

By:  Edward D. Henderson, Jr.

Its:  General Manager

STANFIELD ARBITRAGE CLO, LTD. By: Stanfield Capital Partners LLC as its Collateral Manager

By:  Christopher E. Jensen

Its:  Managing Partner

STANFIELD CLO, LTD. By: Stanfield Capital Partners LLC as its Collateral Manager

By:  Christopher E. Jensen

Its:  Managing Partner

STANFIELD/RMF TRANSATLANTIC CDO LTD. By: Stanfield Capital Partners LLC as its Collateral Manager

By:  Christopher E. Jensen

Its:  Managing Partner

WINDSOR LOAN FUNDING, LIMITED By: Stanfield Capital Partners LLC as its Investment Manager

By:  Christopher E. Jensen

Its:  Managing Partner

STANFIELD QUATTRO CLO, LTD. By: Stanfield Capital Partners LLC as its Collateral Manager

By:  Christopher E. Jensen

Its:  Managing Partner

HAMILTON CDO, LTD. By: Stanfield Capital Partners LLC as its Collateral Manager

By:  Christopher E. Jensen

Its:  Managing Partner

SUNAMERICA SENIOR FLOATING RATE FUND INC. By: Stanfield Capital Partners LLC as sub advisor

By:  Christopher E. Jensen

Its:  Managing Partner

TRS CALLISTO LLC

By:  Deborah O’Keeffe

Its:  Vice President

STRONG SHORT-TERM HIGH YIELD BOND FUND

By:  [Illegible]

Its:  [none]

GALAXY 1999-1, LTD (by: AIG Global Investment Corp., its Investment Advisor)

By:  Julie Bothamley

Its:  Vice President

GALAXY CLO 2003-1, LTD (by: AIG Global Investment Corp., its Investment Advisor)

By:  Julie Bothamley

Its:  Vice President

KZH SOLEIL LLC

By:  Hi Hua

Its:  Authorized Agent

SUNAMERICA LIFE INSURANCE COMPANY (by: AIG Global Investment Corp., its Investment Advisor)

By:  Julie Bothamley

Its:  Vice President

CONTINENTAL ASSURANCE COMPANY ON BEHALF OF ITS SEPARATE ACCOUNT (E)

By:  Marilou R. McGirr

Its:  Vice President and Assistant Treasurer

C-SQUARED CDO LTD (By: TCW Advisors, Inc., as its Portfolio Manager)

By:  Jonathan R. Insull

Its:  Managing Director

KZH CRESCENT-2 LLC

By:  Hi Hua

Its:  Authorized Agent

KZH CRESCENT-3 LLC

By:  Hi Hua

Its:  Authorized Agent

CELERITY CLO LIMITED (By: TCW Advisors, Inc., as agent)

By:  Jonathan R. Insull

Its:  Managing Director

By:  Mark L. Gold

Its:  Managing Director

TCW SELECT LOAN FUND, LIMITED (By: TCW Advisors, Inc., as its Collateral Manager)

By:  Jonathan R. Insull

Its:  Managing Director

By:  Mark L. Gold

Its:  Managing Director

SEQUILS IV, LTD. (By: TCW Advisors, Inc., as its Collateral Manager)

By:  Jonathan R. Insull

Its:  Managing Director

By:  Mark L. Gold

Its:  Managing Director

SEQUILS I, LTD (By: TCW Advisors, Inc., as its Collateral Manager)

By:  Jonathan R. Insull

Its:  Managing Director

By:  Mark L. Gold

Its:  Managing Director

LOAN FUNDING CORP. THC. LTD.

By:  Michelle Manning

Its:  Attorney-in-Fact

CITICORP INSURANCE AND INVESTMENT TRUST (by: Travelers Asset Management International Company LLC)

By:  William M. Gardner

Its:  Investment Officer

CITIGROUP INVESTMENTS CORPORATE LOAN FUND (by: Travelers Asset Management International Company LLC)

By:  Melanie Hanlon

Its:  Vice President

COLUMBUS LOAN FUNDING LTD. (by: Travelers Asset Management International Company LLC)

By:  Melanie Hanlon

Its:  Vice President

TRAVELERS INSURANCE COMPANY

By:  William M. Gardner

Its:  Investment Officer

VAN KAMPEN SENIOR LOAN FUND (by: Van Kampen Investment Advisory Corp.)

By:  Brad Langs

Its:  Executive Director

VAN KAMPEN SENIOR INCOME TRUST (by: Van Kampen Investment Advisory Corp.)

By:  Brad Langs

Its:  Executive Director

WESTERN ASSET

By:  [Illegible]

Its:  [none]

Each of the undersigned, each being a Subsidiary Guarantor under, and as defined in, the Credit Agreement referenced in the foregoing Second Amendment, hereby consents to the entering into of the Second Amendment and agrees to the provisions thereof (including, without limitation, Part II, Section 6 thereof).

DIRECTV FINANCING CO, INC.
DIRECTV ENTERPRISES, LLC
DIRECTV CUSTOMER SERVICES, INC.
DIRECTV, INC.
DIRECTV MERCHANDISING, INC.
DIRECTV OPERATIONS, LLC
USSB II, INC.
TRIUMPH COMMUNICATIONS, INC.

By:	/s/ M. W. Palkovic
Name: M. W. Palkovic Title: Senior Vice President & CFO

The undersigned, being a Credit Party under, and as defined in, the Credit Agreement referenced in the foregoing Second Amendment, hereby consents to the entering into of the Second Amendment and agrees to the provisions thereof (including, without limitation, Part II, Section 6 thereof).

HUGHES ELECTRONICS CORPORATION

By:	/s/ P. T. Doyle
Name: P. T. Doyle Title: Senior Vice President, Treasurer & Controller

Schedule I

Lender	B-2 Term Loan Commitment
Deutsche Bank Trust Company Americas	$0

TOTAL	$0

Exhibit B-6

Form of B-2 Term Note

$	New York, New York
[Date]

FOR VALUE RECEIVED, DIRECTV HOLDINGS LLC, a Delaware limited liability company (the “Borrower”), hereby promises to pay to                  or its registered assigns (the “Lender”), in lawful money of the United States of America in immediately available funds, at the office of Deutsche Bank Trust Company Americas (the “Administrative Agent”) located at 90 Hudson Street, Jersey City, New Jersey 07302 on the B-2 Term Loan Maturity Date (as defined in the Credit Agreement referred to below) the principal sum of                      DOLLARS ($            ) or, if less, the aggregate unpaid principal amount of all B-2 Term Loans (as defined in the Credit Agreement) made by the Lender pursuant to the Credit Agreement.

The Borrower also promises to pay interest on the unpaid principal amount hereof in like money at said office from the date hereof until paid at the rates and at the times provided in Section 1.08 of the Credit Agreement.

This Note is one of the B-2 Term Notes referred to in the Credit Agreement, dated as of March 6, 2003, among the Borrower, the lenders from time to time party thereto (including the Lender), the Administrative Agent and Bank of America, N.A., as Syndication Agent (as amended, modified or supplemented from time to time, the “Credit Agreement”) and is entitled to the benefits thereof and of the other Credit Documents (as defined in the Credit Agreement). This Note is secured by the Security Documents (as defined in the Credit Agreement) and is entitled to the benefits of the Subsidiaries Guaranty (as defined in the Credit Agreement). This Note is subject to voluntary prepayment and mandatory repayment prior to the B-2 Term Loan Maturity Date, in whole or in part, as provided in the Credit Agreement.

If an Event of Default (as defined in the Credit Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may become or be declared to be due and payable in the manner and with the effect provided in the Credit Agreement.

The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

DIRECTV HOLDINGS LLC

By:
Name: Title:

Exhibit M

Form of Assignment and Assumption Agreement1

This Assignment and Assumption Agreement (this “Assignment”), is dated as of the Effective Date set forth below and is entered into by and between [the][each] Assignor identified in item [1][2] below ([the] [each, an] “Assignor”) and [the] [each] Assignee identified in item 2 below ([the] [each, an] “Assignee”). [It is understood and agreed that the rights and obligations of such [Assignees][and Assignors] hereunder are several and not joint.] Capitalized terms used herein but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, restated, supplemented and/or otherwise modified from time to time, the “Credit Agreement”). The Standard Terms and Conditions for Assignment and Assumption Agreement set forth in Annex 1 hereto (the “Standard Terms and Conditions”) are hereby agreed to and incorporated herein by reference and made a part of this Assignment as if set forth herein in full.

For an agreed consideration, [the][each] Assignor hereby irrevocably sells and assigns to [the] [each] Assignee, and [the] [each] Assignee hereby irrevocably purchases and assumes from [the][each] Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below, the interest in and to all of [the][each] Assignor’s rights and obligations under the Credit Agreement and any other documents or instruments delivered pursuant thereto that represents the amount and percentage interest identified below of all of the [respective] Assignor’s outstanding rights and obligations under the respective Tranches identified below (including, to the extent included in any such Tranches, Letters of Credit and Swingline Loans) ([the] [each, an] “Assigned Interest”). [Each] [Such] sale and assignment is without recourse to [the][any] Assignor and, except as expressly provided in this Assignment, without representation or warranty by [the][any] Assignor.

[1.	Assignor:	_________________

2.	Assignee:	][2]

[1][3].	Credit Agreement:	Credit Agreement, dated as of March 6, 2003, among DIRECTV Holdings LLC, the lenders from time to time party thereto, Deutsche Bank Trust Company Americas, as Administrative Agent and Bank of America, N.A., as Syndication Agent.

[1]	This Form of Assignment and Assumption Agreement should be used by Lendors for an assignment to a single Assignee or to funds managed by the same or related investment managers.
[2]	If the form is used for a single Assignor and Assignee, items 1 and 2 should list the Assignor and the Assignee, respectively. In the case of an assignment to funds managed by the same or related investment managers, or an assignment by multiple Assignors, the Assignors and the Assignee(s) should be listed in the table under bracketed item 2 below.

Exhibit M

[2. Assigned Interest:3

Assignor	Assignee		Tranche Assigned[4]	Aggregate Amount of Commitment/Loans under Relevant Tranche for all Lenders	Amount of Commitment/Loans under Relevant Tranche Assigned	Percentage of Assigned Commitment/ Loans under Relevant Tranche[5]
[Name of Assignor]	[Name of Assignee	]	B-2 Term Loans	_____________	_____________	__________	%
[Name of Assignor]	[Name of Assignee	]	Revolving Loans	_____________	_____________	__________	%]

[4. Assigned Interest:6

Tranche Assigned	Aggregate Amount of Commitment/Loans under Relevant Tranche for all Lenders		Amount of Commitment/Loans under Relevant Tranche Assigned		Percentage of Assigned Commitment/Loans under Relevant Tranche[7]
B-2 Term Loans	$	______________	$	______________	__________	%
Revolving Loans	$	______________	$	______________	__________	%]

Effective Date                     ,     , 200    .

[3]	Insert this chart if this Form of Assignment and Assumption Agreement is being used for assignments to funds managed by the same or related investment managers or for an assignment by multiple Assignors. Insert additional rows as needed.
[4]	For complex multi-tranche assignments a separate chart for each tranche should be used for ease of reference.
[5]	Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder for the respective Tranche.
[6]	Insert this chart if this Form of Assignment and Assumption Agreement is being used by a single Assignor for an assignment to a single Assignee.
[7]	Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.

Exhibit M

Assignor[s] Information		Assignee[s] Information
Payment Instructions:	____________	Payment Instructions:	____________

	____________		____________

	____________		____________

	____________		____________

	Reference:		Reference:

Notice Instructions:	____________	Notice Instructions:	____________

	____________		____________

	____________		____________

	____________		____________

	Reference:		Reference:

Exhibit M

The terms set forth in this Assignment are hereby agreed to:

ASSIGNOR	ASSIGNEE
[NAME OF ASSIGNOR]	[NAME OF ASSIGNEE][8]

By:	By:
Name:	Name:
Title:	Title:

[8]	Add additional signature blocks, as needed, if this Form of Assignment and Assumption Agreement is being used by funds managed by the same or related investment managers.

Exhibit M

[Consented to and][9] Accepted:

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Administrative Agent

By:
Name: Title:

[DIRECTV HOLDINGS LLC

By:
Name: Title:][10]

[9]	Insert only if assignment is being made to an Eligible Transferee pursuant to Section 13.04(b)(y) of the Credit Agreement.

[10]	Insert only if (i) no Event of Default or Default under the Credit Agreement is then in existence and (ii) the assignment is being made to an Eligible Transferee pursuant to 13.04(b)(y) of the Credit Agreement.

Annex 1

to

Exhibit M

DIRECTV HOLDINGS LLC

CREDIT AGREEMENT

Standard Terms and Conditions for Assignment

and Assumption Agreement

1. Representations and Warranties.

1.1. Assignor. [The] [Each] Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of [the] [its] Assigned Interest, (ii) [the] [its] Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with any Credit Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Credit Document or any other instrument or document delivered pursuant thereto (other than this Assignment) or any collateral thereunder, (iii) the financial condition of the Borrower, any of its respective Subsidiaries or affiliates or any other Person obligated in respect of any Credit Document or (iv) the performance or observance by the Borrower, any of its respective Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Credit Document.

1.2. Assignee. [The] [Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) confirms that it is (A) a Lender, (B) a parent company and/or an affiliate of the Assignor which is at least 50% owned by the Assignor or its parent company, (C) in the event the Assignor is a fund that invests in bank loans, a fund that invests in bank loans and is managed by the same investment advisor of the Assignor or by an affiliate of such investment advisor or (D) an Eligible Transferee under Section 13.04(b) of the Credit Agreement; (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 8.01(a) or (b) thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and to purchase the Assigned Interest on the basis of which it has made such analysis and decision and (v) if it is organized under the laws of a jurisdiction outside the United States, attached to this Assignment is any tax documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by [the] [each such] Assignee; (b) agrees that it will, independently and without reliance upon the Administrative Agent, [the][each] Assignor, or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (c) appoints and authorizes each of the Administrative Agent, the Syndication Agent, the Co-Documentation Agents and the Collateral Agent to take such action as agent on its behalf and to

Annex 1

exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to or otherwise conferred upon the Administrative Agent, the Syndication Agent, the Co-Documentation Agents or the Collateral Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto; and (d) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Documents are required to be performed by it as a Lender.

2. Payment. From and after the Effective Date, the Administrative Agent shall make all payments in respect [the] [each] Assigned Interest (including payments of principal, interest, fees, commissions and other amounts) to [the][each] Assignor for amounts which have accrued to but excluding the Effective Date and to [the] [each] Assignee for amounts which have accrued from and after the Effective Date.

3. Upon the delivery of a fully executed original hereof to the Administrative Agent, as of the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Assumption Agreement, have the rights and obligations of a Lender thereunder and under the other Credit Documents and (ii) the Assignor shall, to the extent provided in this Assignment and Assumption Agreement, relinquish its rights and be released from its obligations under the Credit Agreement and the other Credit Documents.

4. General Provisions. This Assignment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment by telecopy shall be effective as delivery of a manually executed counterpart of the Assignment. THIS ASSIGNMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (INCLUDING, WITHOUT LIMITATION, SECTION 5.1401 OF THE GENERAL OBLIGATIONS LAW).

*        *        *